SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report: September 8, 2003

VITACUBE SYSTEMS HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

NEVADA

(State of Incorporation)

333-56250	84-1575085
(Commission File No.)	(I.R.S. Employer Identification Number)

480 South Holly Street, Denver, CO	80246
(Address of Principal Executive Offices)	(Zip Code)

(303) 316-8577

(Registrant’s Telephone Number)

INSTANET, INC.

(Former Name)

Item 5.	Other Events and Regulation FD Disclosure.

On September 8, 2003, Instanet, Inc. issued a press release announcing its name change to VitaCube Systems Holdings, Inc. effective September 8, 2003. Our new trading symbol for the OTC Bulletin Board is “VCBE.” A copy of our press release is filed with this report as Exhibit 99.1 and incorporated by this reference.

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press release dated September 8, 2003, announcing name change to VitaCube Systems Holdings, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

VITAUBE SYSTEMS HOLDINGS, INC.

Dated:	September 9, 2003	By	/s/ SANFORD D. GREENBERG
Sanford D. Greenberg Chief Executive Officer